Prospectus
iMGP DBi Managed Futures Strategy ETF (DBMF) (formerly, iM DBi Managed Futures Strategy ETF)
Listed on the NYSE Arca under the symbol “DBMF”
iMGP DBi Hedge Strategy ETF (DBEH) (formerly, iM DBi Hedge Strategy ETF)
Listed on the NYSE Arca under the symbol “DBEH”
April 29, 2022, as revised August 8, 2022 and December 5, 2022
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”), nor has the SEC or the CFTC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.imgpfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your reports. If you invest directly with the Trust, you can call 1‑800‑960‑0188. Your election to receive reports in paper will apply to all Funds in the Trust or held with your financial intermediary.

For More Information	Back Cover

iMGP DBi Managed Futures Strategy ETF

Summary Section
Investment Objective

The iMGP DBi Managed Futures Strategy ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.85%
Distribution and/or Service (12b‑1) Fees	0.00%
Other Expenses	None

Total Annual Fund Operating Expenses	0.85%

[1]	Annual Fund Operating Expenses have been restated to reflect current expenses
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,049
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Fund, the Fund did not report a portfolio turnover rate during the fiscal year ended December 31, 2021.
Principal Strategies

The Fund is a non‑diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy (described below); (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by the Sub‑Advisor (as defined herein), and will comply with the Fund’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes.
The Fund’s managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Fund positions in those contracts are determined based on a proprietary, quantitative model – the Dynamic Beta Engine – that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds (“CTA hedge funds”), which are hedge funds that use futures or forward contracts to achieve their investment objectives. The Dynamic Beta Engine analyzes recent (i.e., trailing 60‑day) performance of CTA hedge funds in order to identify a portfolio of liquid financial instruments that closely reflects the estimated current asset allocation of the selected pool of CTA hedge funds, with the goal of simulating the performance, but not the underlying positions, of those funds. Based on this analysis, the Fund will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts.
The Dynamic Beta Engine uses data sourced from (1) publicly available U.S. futures market data obtained and cross-checked through multiple common subscription pricing sources, and (2) public CTA hedge fund indexes obtained through common subscription services and cross-checked with publicly available index information. The Sub‑Advisor relies exclusively on the Dynamic Beta Engine and does not have discretion to override the model-determined asset allocation or portfolio weights. The Sub‑Advisor will periodically review whether instruments should be added to or removed from the model in order to improve the model’s efficiency. The model’s asset allocation is limited to asset classes that are traded on U.S.-based exchanges. Based on this analysis, the Fund will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts selected from a pool of the most liquid derivative contracts, as determined by the Sub‑Advisor.
Futures contracts and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre‑determined price in the future. The Fund takes long positions in derivative contracts that provide exposure to various asset classes, sectors and/or markets that the Fund expects to rise in value, and takes short positions in asset classes, sectors and/or markets that the Fund expects to fall in value. The Fund expects to limit its investments to highly-liquid, domestically-traded contracts that the Sub‑Advisor believes exhibit the highest correlation to what the Sub‑Advisor perceives to be the core positions of the target hedge funds. Such core positions are generally long and short positions in domestically-traded derivative contracts viewed as highly liquid by the Sub‑Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract.

2	Litman Gregory Funds Trust

Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.
The Fund may have gross notional exposure, which is defined as the sum of the notional exposure of both long and short derivative positions across the Fund, that approximates the current asset allocation and matches the risk profile of a diversified pool of the largest CTAs. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage. Under normal market conditions, the Sub‑Advisor will seek to achieve Fund volatility of 8‑10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.
The Sub‑Advisor will, in an effort to reduce certain risks (e.g., volatility of returns), limit the Fund’s gross notional exposure on certain futures contracts whose returns are expected to be particularly volatile. In addition to these specific exposure limits, the Sub‑Advisor will use quantitative methods to assess the level of risk for the Fund.
The Fund intends to gain exposure to commodities through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, fixed income securities, pooled investment vehicles, including those that are not registered with the SEC under the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
In addition to its use of futures and investment in the Subsidiary, the Fund expects, under normal circumstances, to invest a large portion of the portfolio in debt securities in order to collateralize its derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.
The Fund will not invest in cryptocurrency or digital assets or cryptocurrency or digital asset derivatives.
Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.
Principal Risks

As with any investment, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Managed Futures Strategy Risk. In seeking to achieve its investment objective, the Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub‑Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•	General Market Risk; Recent Market Events Risk. The value of the Fund’s shares will fluctuate based on the performance of the

Fund Summary	3

iMGP DBi Managed Futures Strategy ETF — (Continued)

Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID‑19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID‑19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary types of derivatives in which the Fund or the Subsidiary invest are futures contracts and forward contracts. Futures contracts and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts and forward contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts and forward contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts or forward contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and forward contracts.

•	Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject the Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•	Equity Securities Risk. The Fund may have exposure to equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

•	Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in‑kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in‑kind redemption process was used.

4	Litman Gregory Funds Trust

¡	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

¡	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra‑day (premium) or less than the NAV intra‑day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Leverage Risk. Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund’s NAV. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Volatility is a statistical measurement of the variation of returns of a security or fund or index over time. Higher volatility generally indicates higher risk. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

•	Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

•	Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub‑Advisor. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Models and Data Risk. This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•	Non‑Diversified Fund Risk. Because the Fund is “non‑diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•	Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Fund Summary	5

iMGP DBi Managed Futures Strategy ETF — (Continued)

•	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•	Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

•	Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may invest in non‑deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non‑convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

•	Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub‑Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub‑Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or its Subsidiary or that could adversely impact the Fund’s performance.
Performance

Simultaneous with the Fund’s commencement of operation on September 20, 2021, the Fund acquired the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF, a series of Manager Directed Portfolios (the “Predecessor Fund”), in a reorganization (the “Reorganization”). The Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization. Performance prior to September 20, 2021 is that of the Predecessor Fund.
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table below shows how the Fund’s average annual total returns for the 1‑year and since inception periods compare to those of a broad-based market index. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.imgpfunds.com.

6	Litman Gregory Funds Trust

DBi Managed Futures Strategy ETF
Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:	7.11%	Quarter ended March 31, 2021
Lowest:	‑3.34%	Quarter ended September 30, 2021

Average Annual Total Returns (for the periods ended December 31, 2021)
	1 Year	Since Inception (5/7/2019)
DBi Managed Futures Strategy ETF
Return Before Taxes	9.80%	8.40%
Return After Taxes on Distributions	7.87%	6.49%
Return After Taxes on Distributions and Sale of Shares	6.31%	5.96%
SG CTA Index
(reflects no deduction for fees, expenses, or taxes)	6.27%	4.58%
The Fund’s after‑tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax‑deferred account, such as a 401(k) plan or an individual retirement account, after‑tax returns shown are not relevant to your investment. The after‑tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:

Dynamic Beta investments, LLC	Andrew Beer, Managing Member	2019

	Mathias Mamou-Mani, Managing Member	2019
For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 13 of this Prospectus.

Fund Summary	7

iMGP DBi Hedge Strategy ETF

Summary Section
Investment Objective

The iMGP DBi Hedge Strategy ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b‑1) Fees	0.00%
Other Expenses	None

Total Annual Fund Operating Expenses	0.85%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,049
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Fund, the Fund did not report a portfolio turnover rate during the fiscal year ended December 31, 2021.
Principal Strategies

The Fund is a non‑diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy (described below); and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund seeks to model its investments after long/short equity hedge fund strategies and does not invest in hedge funds. Because the Fund is not a hedge fund, the Fund will be limited in its ability to fully replicate hedge fund strategies due to regulatory requirements, including limitations on leverage and liquidity of the Fund’s investments.
The Fund invests in long and short positions in exchange-traded futures contracts across the broad asset classes of equities, fixed income, and currencies. The long and short positions in the futures contracts are determined by the Fund’s sub‑adviser, Dynamic Beta investments (“DBi” or the “Sub‑Advisor”), using a proprietary, quantitative model – the Dynamic Beta Engine. The Dynamic Beta Engine is designed to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds, which are hedge funds that employ fundamental analysis to buy or sell short individual equity securities to achieve their respective investment objectives (“Equity Hedge funds”).
Equity Hedge funds typically diversify their risks by limiting the hedge fund’s net exposure to certain industries, regions, or market capitalizations, which allows them to focus on company-specific characteristics. Equity Hedge funds often hedge against the returns of the overall market. The Fund will not necessarily use its long and short positions to reduce risk by taking offsetting positions. The Fund may take uncorrelated positions (e.g., invest in long and short futures contracts with values that do not historically exhibit a strong relationship to each other), which may increase the Fund’s overall market exposure and risk.
DBi has conducted extensive research into the drivers of performance of hedge funds and believes that individual security selection by the target Equity Hedge funds can deliver market outperformance over time through shifts in asset allocation among major equity markets. For example, if fundamentally-driven hedge fund managers collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Dynamic Beta Engine can identify this and shift asset allocation exposures accordingly.
Based on this model, the Fund will invest in an optimized portfolio of long and short positions in U.S. exchange-traded futures contracts, as determined by the Sub‑Advisor. This process is repeated monthly, with all positions rebalanced at that time. The Dynamic Beta Engine analyzes recent historical performance of a diversified pool of the largest Equity Hedge funds in order to estimate the current asset allocation of a selected pool of Equity Hedge funds. The Sub‑Advisor relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. Investing in a limited number of highly liquid futures contracts and monthly rebalancing is expected to keep transaction costs low relative to Equity Hedge funds. The model seeks to replicate Equity Hedge funds by analyzing historical returns of Equity Hedge funds provided by a third-party data provider and identifying futures contracts that

8	Litman Gregory Funds Trust

most closely reflect the Equity Hedge funds’ estimated current exposures across the various asset classes.
Futures contracts are contractual agreements to buy or sell a particular equity index, currency, or financial instrument at a pre‑determined price in the future. The Fund will invest in a limited number of highly-liquid futures contracts (including futures contracts on underlying instruments such as listed U.S. equity indices, baskets of currency, and U.S. treasury securities) that the Sub‑Advisor believes exhibit the highest correlation to what the Sub‑Advisor perceives to be the core positions of the target Equity Hedge funds, which are generally long and short positions of individual equity securities. The Fund will take long and short positions in U.S. exchange-traded derivative contracts viewed as highly liquid by the Sub‑Advisor. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.
The Sub‑Advisor will use quantitative methods to assess the level of risk for the Fund. The Fund may invest in derivative contracts that have an aggregate notional value that is greater than the Fund’s total assets. The notional value of a derivatives contract is the market value of the asset underlying the derivatives contract. Aggregate notional value is the sum of the notional values of the Fund’s derivatives contracts. The Fund’s aggregate notional value is intended to approximate the current risk profile of a diversified pool of the largest Equity Hedge funds. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage, which is inherent in the futures positions held by the Fund. Volatility is a statistical measure of the frequency and level of changes in the Fund’s returns over time without regard to the direction of those changes. Higher volatility generally indicates higher risk. Under normal market conditions, the Sub‑Advisor will seek to achieve Fund volatility of 8‑10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.
The Fund expects, under normal circumstances, to invest a large portion of the portfolio in investment grade debt securities in order to collateralize the Fund’s derivative investments, for liquidity purposes, or to enhance yield. The Fund may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.
Because the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund.
Principal Risks

As with any investment, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Equity Hedge Strategy Risk. The Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Futures Contracts Risk. Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub‑Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.
The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•
General Market Risk; Recent Market Events Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for

Fund Summary	9

iMGP DBi Hedge Strategy ETF — (Continued)

them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.
U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID‑19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID‑19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

•	Long Short Risk. The Fund seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The Dynamic Beta Engine may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

•	Short Sales Risk. The Fund may take a short position in a derivative instrument, such as a future, forward, swap or security. The Fund will lose value if the underlying security that is the subject of a short sale increases in value. A short position on a derivative instrument or security involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures contracts, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. The primary type of derivatives in which the Fund invests is futures contracts. As discussed above, futures contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts.
•	Equity Securities Risk. Through the Fund’s use of derivatives, the Fund may have exposure to equity securities and/or broad-based equity indices. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

•	Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

¡	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

¡	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in‑kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in‑kind redemption process was used.

¡
Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in

10	Litman Gregory Funds Trust

Shares may not be advisable for investors who anticipate regularly making small investments.

¡	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra‑day (premium) or less than the NAV intra‑day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

¡	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•	Debt Securities and Fixed-Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk, as described more fully below, refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

•	Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub‑Advisor. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Models and Data Risk. This is the risk that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•	Non‑Diversified Fund Risk. Because the Fund is “non‑diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•	Government Securities and Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

•	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication,

Fund Summary	11

iMGP DBi Hedge Strategy ETF — (Continued)

and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub‑Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub‑Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.
Performance

Simultaneous with the Fund’s commencement of operation on September 20, 2021, the Fund acquired the assets and assumed the liabilities of the iM DBi Hedge Strategy ETF, a series of Manager Directed Portfolios (the “Predecessor Fund”), in a reorganization (the “Reorganization”). The Fund assumed the performance and accounting history of the Predecessor Fund on the date of the Reorganization. Performance prior to September 20, 2021 is that of the Predecessor Fund.
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table below shows how the Fund’s average annual total returns for the 1‑year and since inception periods compare to those of a broad-based market index. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.imgpfunds.com.
DBi Hedge Strategy ETF
Calendar Year Total Returns
as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:	15.50%	Quarter ended December 31, 2020
Lowest:	‑11.80%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2021)
	1 Year	Since Inception (12/17/2019)
DBi Hedge Strategy ETF
Return Before Taxes	5.05%	13.66%
Return After Taxes on Distributions	0.52%	11.21%
Return After Taxes on Distributions and Sale of Shares	4.82%	10.11%
HFRX Equity Hedge Index
(reflects no deduction for fees, expenses, or taxes)	12.14%	8.33%
The Fund’s after‑tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax‑deferred account, such as a 401(k) plan or an individual retirement account, after‑tax returns shown are not relevant to your investment. The after‑tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE PREDECESSOR FUND SINCE:

Dynamic Beta investments, LLC	Andrew Beer, Managing Member	2019

	Mathias Mamou-Mani, Managing Member	2019
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section on page 13 of this Prospectus.

12	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Funds

Purchase and Sale of Shares

Shares of each Fund (“Shares”) are listed and trade on the NYSE Arca (the “Exchange”). Individual Shares may only be bought and sold on the Exchange through a broker or dealer at market prices, rather than at NAV. Because Shares trade at market prices rather than at NAV, Shares may trade at a price greater than at NAV (premium) or less than at NAV (discount). Investors may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “Bid‑Ask Spread”).
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Each Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash and/or a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”).
Information on each Fund’s NAV, market price, premiums and discounts to NAV, and bid‑ask spreads is available on the Fund’s website www.imgpfunds.com.
Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax‑advantaged account. Distributions on investments made through tax‑deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), iM Global, the Funds’ investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
Additional Information About the Funds

Additional Investment Strategies, Policies and Risks

The Funds’ investment objectives have been adopted as a non‑fundamental investment policies and may be changed by the Funds’ Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Please see the SAI for additional information about the securities and investment strategies described in this Prospectus and about additional securities and investment strategies that may be used by the Funds.
Temporary Defensive Positions and Related Risks. To respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares, and other money market instruments. The Sub‑Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Funds may be unable to achieve their investment objectives.
Model and Data Risk. As described above, a quantitative model is used in connection with the management of each Fund’s portfolio. To the extent that the model used by the Sub‑Advisor is incorrect or incomplete, then the decisions made by the Sub‑Advisor in reliance thereon will expose a Fund to potential risks and could cause such Fund to incur a loss on its investment.
Cash Transactions Risk. Unlike many ETFs, the Funds may issue and redeem entirely in cash or partially in cash. As a result, an investment in the Funds may be less tax‑efficient than an investment in an ETF that distributes portfolio securities in‑kind. If a Fund effects a portion of redemptions for cash, such Fund may be required to sell portfolio securities to obtain the cash needed to distribute the redemption proceeds. Such sales may cause the applicable Fund to incur transaction costs. The applicable Fund may recognize gains on these sales it might not otherwise have recognized if it were to distribute portfolio securities in‑kind, or to recognize the gain sooner than would otherwise be required.
Authorized Participant Risk. The Funds may directly engage in creation or redemption transactions only with APs. The Funds may have a limited number of intermediaries acting as APs, and none are, or will be, obligated to engage in creation or redemption transactions. It is possible that these intermediaries may choose to exit the business or not proceed with a creation or redemption order with respect to the Funds. In such a case, and if no other AP creates or redeems, Shares may trade at a discount and be subject to the risk of potential trading halts and/or delisting.
Investment Companies and Other Pooled Investment Vehicles (iMGP DBi Managed Futures Strategy ETF only). The Fund will not invest in any other investment company or private fund (except that it may invest up to 20% of its net assets in the Subsidiary).
Short Sales. As noted above, each Fund may engage in short sales with respect to derivatives, but will not engage in short sales of individual securities.
Emerging Markets Risk (iMGP DBi Hedge Strategy ETF only). If the Dynamic Beta Engine identifies that the Equity Hedge funds collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Fund may shift its

Summary of Other Important Information Regarding the Funds	13

Summary of Other Important Information Regarding the Funds — (Continued)

asset allocation exposure to countries in emerging markets. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
Leverage Risk. Leverage is implicit in the Fund’s use of long and short positions in the derivatives instruments it trades. The implicit leverage may result in the Fund holding positions whose face or notional value may be greater than the Fund’s NAV. As a result of this leveraging, even a small movement in the price of an instrument can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Volatility is a statistical measurement of the variation of returns of a security or fund or index over time. Higher volatility generally indicates higher risk. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.
Multi-Manager Exemptive Order: The Trust and iM Global have obtained an exemptive order from the SEC that permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub‑advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub‑advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub‑advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub‑advisory agreement with a manager that is affiliated with the Funds or iM Global.

14	Litman Gregory Funds Trust

Fund Management and Investment Styles

The Advisor, Multi-Manager Issues & Fees
The Advisor

The Funds are managed by iM Global Partner Fund Management, LLC (“iM Global”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. iM Global is an affiliate of iM Global Partner US LLC (“iMGPUS”), an SEC‑registered investment advisory firm. Pursuant to a shared services agreement, advisory personnel of iMGPUS provide certain services to the Funds. iM Global has overall responsibility for assets under management, recommends the selection of managers as sub‑advisors of the Fund (each, a “manager” or “sub‑advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in the managers’ portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Fund.
Asset Level Limitations

iM Global believes that high levels of assets under management can be detrimental to certain investment strategies. iM Global also believes that relatively low levels of assets under management can provide flexibility to skilled investment managers that under certain circumstances may contribute positively to returns. Because of this belief, the Funds may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that iM Global and the Sub‑Advisor believe to be optimal in allowing for a high degree of flexibility for the Sub‑Advisor.
Sub‑Advisor Evaluation and Selection

iM Global is responsible for hiring and removing sub‑advisors. iM Global believes that it is possible to identify investment managers to serve as sub‑advisors who, over a market cycle, have a greater potential to deliver superior returns for a Fund relative to their peer groups. iM Global also believes it can identify sub‑advisors whose who it believes should outperform a relevant benchmark over a market cycle. iM Global defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. The term of a full market cycle can vary from three to five years or as long as five to ten years. The top of a cycle is called a peak and the bottom a trough. iM Global generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years.
Before hiring a sub‑advisor, iM Global performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. iM Global’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. The sub‑advisor’s management fee is also an important consideration. It is iM Global’s objective to hire a sub‑advisor who it believes is skilled and can deliver strong market cycle returns while taking risks into account. Generally, iM Global prefers managers who it believes will be able to add value through security selection from a risk/return perspective. iM Global is responsible for the general overall supervision of the sub‑advisor.
In the event a manager ceases to manage a segment of a Fund’s portfolio, iM Global will select a replacement manager. The securities that were held in the departing manager’s portfolio may be retained by the replacement manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.
The SAI provides additional information about the compensation of each portfolio manager at the sub‑advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Fund.
Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent (the “Transfer Agent”) at 1‑800‑960‑0188.
Advisory Fees

For the services it provides to the Funds, each Fund pays the Advisor a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of each Fund’s average daily net assets. For the fiscal year ended December 31, 2021, each Fund paid its investment adviser the full amount of the advisory fee.
iM Global, not the Funds, is responsible for payment of the sub‑advisory fee to the manager, which is compensated monthly on the basis of each Fund’s net assets. The Advisor also is responsible for each Fund’s ordinary operating expenses other than taxes, brokerage commissions and other transactional expenses, accrued deferred tax liability, and extraordinary expenses.
A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with iM Global and the Sub‑Advisor is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2021.

Fund Management and Investment Styles	15

Fund Management and Investment Styles — (Continued)

The Sub‑Advisor

Andrew Beer
Mathias Mamou-Mani
Dynamic Beta investments, LLC
12 East 49th Street
New York, NY 10017
Andrew Beer and Mathias Mamou-Mani are the portfolio managers for the Funds. Beer is a Managing Member and Co‑Portfolio Advisor of Dynamic Beta investments, LLC (“DBi” or the “Sub‑Advisor”). Prior to founding DBi in 2012, Beer co‑founded Pinnacle Asset Management, a commodity investment firm, and was a founder of Apex Capital Management, a hedge fund focused on the Greater China Region. Beer’s extensive experience in the hedge business started in 1994, when he joined the Baupost Group, Inc., a leading hedge fund firm, as a portfolio manager. He holds an MBA from Harvard Business School and his AB degree from Harvard College. Mamou-Mani is a Managing Member of the Sub‑Advisor and has over 13 years of experience in asset management at DBi and its predecessors overseeing quantitative research, including the proprietary replication and liquid solution models, risk systems and trade implementation. From 2001 to 2006, Mamou-Mani worked as a consultant/project manager on critical information systems projects for the French Ministry of Defense, France Telecom and Lafarge. Mamou-Mani holds an MBA from the NYU Stern School of Business, with a specialization in Quantitative Finance, and degrees from the University of Paris Dauphine, France.
DBi is an SEC‑registered investment advisory firm formed in 2012. The Sub‑Advisor is an asset management company with over $720 million in assets under management as of December 31, 2021, and is engaged in the business of offering investment trading advice to private funds and other separately managed accounts, in addition to the Funds. iM Square Holding 4, LLC, an affiliate of the Advisor, owns a minority interest in the Sub‑Advisor. The Sub‑Advisor is registered as a CTA.
Management of the Subsidiary (iMGP DBi Managed Futures Strategy ETF only). The Sub‑Advisor also serves as the investment adviser to the Subsidiary, a wholly-owned and controlled subsidiary of the iMGP DBi Managed Futures Strategy ETF organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary (the “Subsidiary Agreement”). The Sub‑Advisor does not receive additional compensation for its services to the Subsidiary. The investment advisory agreement between the Sub‑Advisor and the Subsidiary was approved by the Board. However, because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the iMGP DBi Managed Futures Strategy ETF, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the iMGP DBi Managed Futures Strategy ETF wholly owns and controls the Subsidiary, and the Sub‑Advisor is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the iMGP DBi Managed Futures Strategy ETF or its shareholders. Additionally, as part of the Board’s consideration of the sub‑advisory agreement between the Advisor and the Sub‑Advisor, the Board also considers the Sub‑Advisor’s performance with regard to the Subsidiary.
The Subsidiary Agreement continues indefinitely, subject to annual renewal by the Board. However, the Subsidiary may terminate the Subsidiary Agreement if iM Global terminates its sub‑advisory agreement with the Sub‑Advisor, or if the SEC takes any action that would prohibit the Sub‑Advisor from providing its sub‑advisory services to the iMGP DBi Managed Futures Strategy ETF. In addition, the Subsidiary or the Sub‑Advisor may terminate the Subsidiary Agreement by giving at least 90 days’ written notice to the other party.
In addition, the iMGP DBi Managed Futures Strategy ETF complies with applicable requirements of the 1940 Act relating to investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary, and the Subsidiary will comply with applicable requirements of the 1940 Act relating to affiliated transactions and custody of assets.
CFTC Regulation. Because of the nature of their investments, the Funds are subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as commodity pools and the Sub‑Advisor is subject to regulation under the CEA as a commodity pool operator (“CPO”), as those terms are defined under the CEA. The Sub‑Advisor is regulated by the CFTC, the National Futures Association and the SEC and is subject to each regulator’s disclosure requirements. The CFTC has adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA, which requires the CPO of a registered investment company with less than three years of operating history to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the newly-formed registered investment company. The Sub‑Advisor currently manages accounts (each a “Composite”) that have an investment objective and investment policies and strategies that are substantially similar to those of each Fund. The performance of each Composite is provided below.
The performance of each Composite does not represent the past performance of each Fund and is not indicative of the future performance of the Fund. The Funds and the Composites are subject to different fees and expenses, and the Funds are subject to investment restrictions and requirements, including those imposed by the 1940 Act and the Code, that are not applicable to the Composites. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results below have not been reduced to reflect any income tax (federal, state, local or non‑U.S.) that may have been payable.
The information shown below does not represent each Fund’s performance, is not a substitute for such performance, and should not be considered a guarantee or prediction of the future performance of each Fund.

16	Litman Gregory Funds Trust

Composite – Average Annual Return for the Periods Ended December 31, 2021
(Unaudited)

	1 Year	3 Year	5 Year	Since Inception (July 11, 2016)
DBi Managed Futures Strategy ETF
Composite – Net of Fees and Expenses	11.38%	8.44%	5.88%	4.24%
Composite – Gross of Fees and Expenses	11.38%	8.57%	6.38%	4.78%
DBi Hedge Strategy ETF
Composite – Net of Fees and Expenses	4.92%	13.92%	9.71%	9.44%
Composite – Gross of Fees and Expenses	4.92%	14.23%	10.33%	10.11%

*	Annualized.

Fund Management and Investment Styles	17

Shareholder Services

How to Buy and Sell Shares

The Funds issue and redeem Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Book-Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.
Share Trading Prices on the Exchange
Trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of a Fund’s current portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by such Fund. The IIV should not be viewed as a “real-time” update of each Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.
Frequent Purchases and Redemptions of Shares
Each Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a policy restricting frequent trading in the Funds, the Board evaluated the risks of market timing activities by each Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by each Fund in effecting trades. In addition, the Funds and iM Global reserve the right to reject any purchase order at any time.
Determination of NAV
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing each Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).
Applicable federal tax requirements generally limit the degree to which the iMGP DBi Managed Futures Strategy ETF may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the iMGP DBi Managed Futures Strategy ETF. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every day the iMGP DBi Managed Futures Strategy ETF is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

18	Litman Gregory Funds Trust

Fair Value Pricing
The Board has adopted procedures and methodologies to fair value each Fund’s securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de‑listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, each Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Advisor will be able to obtain the fair value assigned to the security upon the sale of such security.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Dividends, Distributions, and Taxes

Dividends and Distributions
Each Fund intends to pay out dividends and interest income, if any, quarterly and distribute net realized capital gains, if any, to its shareholders at least annually. Each Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There were only minor changes with respect to the specific rules only applicable to a RIC, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Funds.
Each Fund intends to qualify each year for treatment as a RIC under the Code. As long as each Fund qualifies for treatment as a RIC and meets certain minimum distribution requirements, then it generally is not subject to federal income tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation as a regular corporation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax‑exempt entity or tax‑advantaged account, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).
Taxes on Distributions. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non‑corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non‑corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund

Shareholder Services	19

Shareholder Services — (Continued)

received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Shares is includable in such shareholder’s investment income for purposes of this NII tax.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
The Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange. Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark‑to‑market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.
Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in‑kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Tax Risks of Investment in Subsidiary (iMGP DBi Managed Futures Strategy ETF only). The investment of up to 25% of a fund’s assets in a CFC, such as the Subsidiary, is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by a RIC (as a further precaution, the iMGP DBi Managed Futures Strategy ETF intends to invest only up to 20% of its assets in the Subsidiary). Code Section 851(b) generally provides that income earned by a CFC, such as the Subsidiary, will be treated as qualifying income for a RIC provided that the CFC actually distributes those earnings out to the RIC each year. As noted above, during the time period from 2006 through 2011, the IRS issued a number of private letter rulings to other funds (which the iMGP DBi Managed Futures Strategy ETF cannot rely upon or cite as precedent) in which the IRS ruled that income derived from a fund’s investment in a CFC such as the Subsidiary would generally constitute qualifying income for the fund, even if the CFC itself engaged in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC were not distributed to the fund each year. In 2011, however, the IRS suspended the issuance of such private letter rulings pending further review of the subject. In September 2016, the IRS issued

20	Litman Gregory Funds Trust

Proposed Treasury Regulations which would treat income derived by the Fund from the Subsidiary as qualifying income only to the extent that such income is currently distributed to the Fund. However, in 2019, the IRS issued final Treasury Regulations which treat income derived by the Fund from the Subsidiary as qualifying income regardless of whether such amounts are distributed.
Taxation of the Subsidiary (iMGP DBi Managed Futures Strategy ETF only). There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). The Subsidiary has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.
Taxation of Foreign Shareholders. If you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding Shares.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on a Fund’s distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Taxation” in the SAI.
Distribution

ALPS Distributors, Inc. is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for each Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1290 Broadway, Denver, CO 80203.
The Board has adopted a Distribution and Service Plan (the “Rule 12b‑1 Plan”) pursuant to Rule 12b‑1 under the 1940 Act. In accordance with the Rule 12b‑1 Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.
No fees are currently paid by the Funds pursuant to the Rule 12b‑1 Plan, and such fees are not expected to be imposed. However, in the event fees are charged pursuant to the Rule 12b‑1 Plan in the future, because the fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
The Advisor, out of its own resources and legitimate profits and without additional cost to the Funds or their shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. These payments are in addition to or in lieu of any amounts payable to financial intermediaries under the Rule 12b‑1 Plan. The Advisor may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support services; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non‑cash compensation to representatives of various intermediaries who sell Shares or provide services to a Fund’s shareholders.
Premium/Discount Information

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Funds’ website at www.imgpfunds.com.
Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Advisor and each Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.

Shareholder Services	21

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the fiscal years or periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial information for the fiscal year ended December 31, 2021 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request. Financial information for fiscal years or periods prior to December 31, 2021 have been audited by the Predecessor Funds’ independent registered public accounting firm.
iMGP DBi Managed Futures Strategy ETF
(formerly, iM DBi Managed Futures Strategy ETF)

CONSOLIDATED FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Year Ended December 31,		May 7, 2019** through December 31, 2019
	2021	2020
Net asset value, beginning of period	$25.58	$25.34	$25.00

Income from investment operations:
Net investment income (loss)[1]	(0.26)	(0.14)	0.15

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	2.78	0.60	2.55

Total income from investment operations	2.52	0.46	2.70

Less distributions:
From net investment income	(0.35)	(0.02)	(0.11)
From net realized gains	(1.18)	(0.20)	(2.25)
Return of capital	(1.15)	—	—

Total distributions	(2.68)	(0.22)	(2.36)

Net asset value, end of period	$25.42	$25.58	$25.34

Market price, end of period	$25.80	$25.56	$25.33

Net asset value total return	9.80%	1.84%	10.76	%+

Market price total return	11.38%	1.79%	—

Ratios/supplemental data:
Net assets, end of period (thousands)	$60,379	$36,454	$18,369

Ratios of total expenses to average net assets:
Before fees waived	0.95%[2]	0.85%	0.85	%*

After fees waived	0.95%[2]	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	(0.93)%[2]	(0.55)%	0.84	%*

Portfolio turnover rate	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was May 7, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes broker interest expense of 0.10% of average net assets.

22	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF
(formerly, iM DBi Hedge Strategy ETF)

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Year Ended December 31,		December 17, 2019** through December 31, 2019
	2021	2020
Net asset value, beginning of period	$30.87	$25.00	$25.00

Income from investment operations:
Net investment income (loss)[1]	(0.27)	(0.12)	0.00	^

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	1.83	6.01	0.00	^

Total income from investment operations	1.56	5.89	0.00

Less distributions:
From net investment income	—	(0.02)	(0.00	)^
From net realized gains	(4.81)	—	—

Total distributions	(4.81)	(0.02)	(0.00)

Net asset value, end of period	$27.62	$30.87	$25.00

Market price, end of period	$27.61	$30.86	$25.03

Net asset value total return	5.05%	23.58%	0.01	%+

Market price total return	4.92%	23.42%	—

Ratios/supplemental data:
Net assets, end of period (thousands)	$17,261	$18,520	$16,250

Ratios of total expenses to average net assets:
Before fees waived	0.85%	0.85%	0.85	%*

After fees waived	0.85%	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	(0.83)%	(0.47)%	0.48	%*

Portfolio turnover rate	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was December 17, 2019.
^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.

Financial Highlights	23

Index Descriptions

SG CTA Index calculates the net daily rate of return for a pool of CTAs selected from the largest managers open to new investment. It is equal-weighted and reconstituted annually.
HFRX Equity Hedge Index measures the performance of the hedge fund market. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentration of market capitalizations and valuation ranges of typical portfolios.
Direct investment in an index is not possible.

24	Litman Gregory Funds Trust

For More Information

Statement of Additional Information:
The SAI contains additional information about the Funds. A current SAI is on file with the SEC, is incorporated by reference, and is legally considered a part of this Prospectus.
Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, which are available on the Funds’ website (http://imgpfunds.com). In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
The SAI and the Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1‑800‑960‑0188. You may also obtain a copy of the SAI or Funds’ Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.imgpfunds.com), or by writing to the Funds.
SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E‑mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.
Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
iMGP DBi Managed Futures Strategy ETF	Managed Futures Strategy	DBMF	53700T827	Y7AX
iMGP DBi Hedge Strategy ETF	Hedge Strategy	DBEH	53700T835	Y7AW
Website:

www.imgpfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1‑800‑960‑0188	ALPS Distributors, Inc. Denver, Colorado 80203 © 2022 iM Global Partner Fund Management, LLC. All rights reserved.

Investment Company Act File No: 811‑07763